SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



    Date of report (Date of earliest event reported)        April 28, 1999
                                                        ------------------------



                               UNOCAL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



    1-8483                                   95-3825062
--------------------------------------------------------------------------------
(Commission File Number)                (I.R.S. Employer Identification No.)



2141 Rosecrans Avenue, Suite 4000, El Segundo, California         90245
--------------------------------------------------------------------------------

(Address of Principal Executive Offices)                       (Zip Code)



                                 (310) 726-7600
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

Item 5.      Other Events.


First Quarter 1999 Earnings

Unocal Corporation stated that lower worldwide crude oil and natural gas prices coupled with lower production led to reduced 1999 first quarter earnings of $7 million, or 3 cents per share (diluted). This compares with reported earnings of $18 million, or 7 cents per share (diluted), in the first quarter of 1998.

Adjusted earnings for the quarter, excluding special items, were $20 million, or 8 cents per share (diluted), compared with $72 million, or 30 cents per share (diluted), in the same quarter last year.

Worldwide crude oil and natural gas prices were down approximately $2.81 per barrel, or 21 percent, and $0.21 per thousand cubic feet, or 10 percent, respectively, from the same period last year. The lower crude oil and natural gas prices reduced after-tax earnings by approximately $45 million, or 19 cents per share, compared with the same period a year ago. Worldwide crude oil production volumes were down 14 percent versus the same period in 1998. This decrease reflected production declines in Indonesia and the United States along with the effects of the sale of the company's Alberta, Canada, exploration and production assets in the third quarter of 1998.

Capital expenditures for the first quarter of 1999 totaled $225 million. Total capital expenditures are expected to be approximately $1 billion for 1999. The company will continue to focus on high-potential deepwater exploration programs in Indonesia and the Gulf of Mexico. The company may adjust its capital spending estimate later depending on the timing of acquisitions and changes in commodity prices.

In the first quarter, Unocal recorded special item after-tax losses of $10 million from the sale of its interest in The Geysers, a geothermal production venture in Northern California, and $3 million for various litigation matters.

Forward-looking statements and estimates regarding exploration and production activities, oil and gas prices and their related earnings effects, and capital expenditures in this filing are based on assumptions concerning market, competitive, regulatory, environmental, operational and other conditions and considerations. Actual results could differ materially as a result of factors discussed in Unocal's 1998 Form 10-K report filed with the Securities and Exchange Commission.


CONSOLIDATED RESULTS                           UNOCAL CORPORATION
(UNAUDITED)
                                             For the Three Months
                                                Ended March 31
                                             --------------------
Millions of dollars except per share amounts         1999    1998
-----------------------------------------------------------------
Reported after-tax earnings ......................   $   7   $ 18
Special items ....................................     (13)   (54)
-----------------------------------------------------------------
Adjusted after-tax earnings ......................   $  20   $ 72
-----------------------------------------------------------------
Diluted reported earnings per share ..............   $0.03  $0.07
Diluted adjusted earnings per share ..............   $0.08  $0.30
-----------------------------------------------------------------






EARNINGS BY BUSINESS SEGMENT
EXCLUDING SPECIAL ITEMS
(UNAUDITED)
                                             For the Three Months
                                                  Ended March 31
                                             ---------------------
Millions of dollars                                   1999    1998
------------------------------------------------------------------


Exploration & Production
   United States
      Spirit Energy 76 (a) .......................   $  2    $  9
      Alaska .....................................      1      12
   International
      Far East ...................................     48      42
      Other ......................................    (15)     (8)
Global Trade & Transport
      Global Trade ...............................      2       6
      Pipelines ..................................     17      15
Geothermal and Power Operations ..................     11      14
Diversified Business Group
   Agricultural  Products ........................      3       9
   Carbon & Minerals (a) .........................      9      14
Corporate and Unallocated
   New Ventures ..................................     (1)     (7)
   Administrative & General ......................    (21)    (18)
   Interest Expense - Net ........................    (31)    (26)
   Environmental & Litigation ....................     (2)     (1)
   Other .........................................     (3)     11
                                                   ---------------
Total ............................................   $ 20    $ 72
------------------------------------------------------------------


(a) Includes minority interest expense of:
       Spirit Energy 76 ..........................   $  1    $ (1)
       Carbon & Minerals .........................     (1)     (2)




CONSOLIDATED EARNINGS STATEMENT                                         UNOCAL CORPORATION
(UNAUDITED)
                                                                     For the Three Months
                                                                        Ended March 31
                                                                    ----------------------
Millions of dollars                                                      1999         1998
------------------------------------------------------------------------------------------

Revenues
Sales and operating revenues ....................................   $   1,189    $   1,171
Interest, dividends and miscellaneous income ....................          28           11
Equity in earnings of affiliated companies ......................          27           25
Gain/(loss) on sales of assets ..................................         (13)          --
                                                                    ----------------------
             Total Revenues .....................................   $   1,231    $   1,207

Costs and Other Deductions
Crude oil, natural gas and product purchases ....................         616          416
Operating expense ...............................................         235          324
Selling, administrative and general expense .....................          32           24
Depreciation, depletion and amortization ........................         200          181
Dry hole costs ..................................................          27           50
Exploration expense .............................................          38           47
Interest expense ................................................          45           41
Property and other operating taxes ..............................          13           16
Distributions on convertible preferred
   securities of subsidiary trust ...............................           8            8
Minority interests ..............................................          --            3
                                                                    ----------------------
             Total costs and other deductions ...................       1,214        1,110
                                                                    ----------------------
Earnings before income taxes ....................................          17           97
Income taxes ....................................................          10           79
                                                                    ----------------------

Net earnings applicable to common stock .........................   $       7    $      18
                                                                    ----------------------

Basic earnings per share of common stock (a) ....................   $    0.03    $    0.07

Diluted earnings per share of common stock (b) ..................   $    0.03    $    0.07
                                                                    ----------------------

(a) Basic weighted average shares outstanding (in thousands).....     241,426      241,430

(b) Diluted weighted average shares outstanding (in thousands)...     242,153      242,861

------------------------------------------------------------------------------------------



CONDENSED CONSOLIDATED BALANCE SHEET                                           UNOCAL CORPORATION
(UNAUDITED)
                                                                            March 31  December 31
Millions of dollars                                                             1999         1998
-------------------------------------------------------------------------------------------------

Assets
Cash and cash equivalents .................................................   $   182    $   238
Other current assets ......................................................     1,077      1,150
Investments and long-term receivables .....................................     1,177      1,143
Properties - net ..........................................................     5,172      5,276
Other assets ..............................................................       201        145
                                                                              -------------------
                   Total assets ...........................................   $ 7,809    $ 7,952

Liabilities and Equity
Current liabilities .......................................................   $ 1,175    $ 1,376
Long-term debt ............................................................     2,568      2,558
Deferred income taxes .....................................................       122        132
Other deferred credits and liabilities ....................................     1,253      1,162

Company-obligated mandatorily redeemable convertible preferred
securities of a subsidiary trust holding solely parent debentures .........       522        522

Stockholders' equity
   Common stock ...........................................................       721        712
   Retained earnings ......................................................     1,893      1,935
   Accumulated other comprehensive loss ...................................       (34)       (34)
   Less treasury stock at cost (10,623 thousand shares)....................      (411)      (411)
                                                                              -------------------

                   Total liabilities and equity ...........................   $ 7,809    $ 7,952
-------------------------------------------------------------------------------------------------



CONSOLIDATED CASH FLOWS
(UNAUDITED)                                                                  For the Three Months
                                                                                 Ended March 31
                                                                             --------------------
Millions of dollars                                                                 1999     1998
-------------------------------------------------------------------------------------------------

Cash flows from operating activities
              Net earnings (loss) ..............................................   $   7    $  18
              Adjustments to reconcile net earnings to
                 net cash provided by operating activities
                   Depreciation, depletion and amortization ....................     200      181
                   Dry hole costs ..............................................      27       50
                   Deferred income taxes .......................................     (32)      13
                   (Gain)/loss on sales of assets (before-tax) .................      13       --
                   Other .......................................................     (13)      20
              Working capital and other changes related to operations...........    (103)   (188)
                                                                                -----------------

                   Net cash provided by operating activities ...................      99       94

Cash flows from investing activities
              Capital expenditures (includes dry hole costs) ...................    (225)   (326)
              Proceeds from asset sales ........................................     106        4
                                                                                -----------------
                   Net cash (used in) provided by investing activities..........    (119)   (322)

Cash flows from financing activities
              Net increase (decrease) in long-term debt ........................      10      262
              Dividends paid ...................................................     (48)    (48)
              Repurchase of common stock .......................................      --     (48)
              Other ............................................................       2      (1)
                                                                                -----------------

                   Net cash provided by (used in) financing activities..........     (36)     165

Increase (decrease) in cash and cash equivalents ...............................     (56)     (63)
Cash and cash equivalents at beginning of period ...............................     238      338
                                                                                -----------------

Cash and cash equivalents at end of period .....................................   $ 182    $ 275

-------------------------------------------------------------------------------------------------


OPERATING HIGHLIGHTS                                                           UNOCAL CORPORATION
(UNAUDITED)
                                                                             For the Three Months
                                                                                Ended March 31
                                                                             --------------------
                                                                                  1999       1998
-------------------------------------------------------------------------------------------------

United States Net Daily Production
Crude oil (thousand barrels daily)
   Spirit Energy 76 ............................................................    39         44
   Alaska ......................................................................    27         30
Natural gas - wet basis (million cubic feet daily)
   Spirit Energy 76 ............................................................   775        788
   Alaska ......................................................................   153        138
United States Average Sales Prices (a)
Crude oil (per barrel)
   Spirit Energy 76 ............................................................$11.85     $13.94
   Alaska ...................................................................... $7.86     $10.84
Natural gas (per mcf)
   Spirit Energy 76 ............................................................ $1.92      $2.14
   Alaska ...................................................................... $1.20      $1.47
-------------------------------------------------------------------------------------------------


International Net Daily Production (b)
Crude oil (thousand barrels daily)
   Far East ....................................................................    70         89
   Other .......................................................................    31         31
Natural gas (million cubic feet daily)
   Far East ....................................................................   848        861
   Other .......................................................................    39         52
International Average Sales Prices (a)
Crude oil (per barrel)
   Far East ....................................................................$10.65     $13.97
   Other .......................................................................$10.22     $12.30
Natural gas (per mcf)
   Far East .................................................................... $1.88      $2.03
   Other ....................................................................... $1.76      $2.09
-------------------------------------------------------------------------------------------------


Worldwide Net Daily Production (b)
Crude oil (thousand barrels daily) .............................................   167        194
Natural gas (per mcf) .......................................................... 1,815      1,839
Worldwide Average Sales Prices (a)
Crude oil (per barrel) .........................................................$10.34     $13.15
Natural gas (per mcf) .......................................................... $1.83      $2.04
-------------------------------------------------------------------------------------------------


(a)  Prices exclude Global Trade margins
(b)  Production includes certain host countries' shares of:Crude oil                12         19
                                                           Natural gas              73         50

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                            UNOCAL CORPORATION
                                               (Registrant)





Date:  April 28, 1999                        By:   /s/ JOE D. CECIL
------------------------                    ------------------------------------
                                                  Joe D. Cecil
                         Vice President and Comptroller